Long-term investments	12 Months Ended
Dec. 31, 2023
Disclosure Of Investments Other Than Investments Accounted For Using Equity Method [Abstract]
Long-term investments

6. Long-term investment

As at December 31, 2023, long-term investment includes a $1,587 (C$2 million) (December 31, 2022 and September 30, 2022: $1,587 (C$2 million)) investment for a 12.5% equity interest in Prospector Royalty Corp. ("PRC"). PRC is a private company that provides the Company preferred access to a proprietary, extensive and digitized royalty database. In conjunction with this investment, the Company has entered into a royalty referral arrangement with PRC, which will provide the Company with the opportunity to acquire certain royalties identified by PRC.